John Hancock Current Interest

John Hancock Money Market Fund (the fund)

Supplement dated May 1, 2020 to the current prospectus, as may be supplemented

APPENDIX 1 – INTERMEDIARY SALES CHARGE WAIVERS to the fund’s prospectus is amended and restated as follows:

Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch)

Effective May 1, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following contingent deferred, or back-end, sales charge waivers, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a Right of Reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
•	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Raymond James & Associates, Inc. Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

CDSC Waivers on Class A and Class C shares available at Raymond James

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
•	Shares acquired through a right of reinstatement

APPENDIX 1 – INTERMEDIARY SALES CHARGE WAIVERS to the fund’s prospectus is updated to include the following:

Edward D. Jones & Co. (Edward Jones)

Effective on or after May 1, 2020, shareholders purchasing fund shares through an Edward Jones platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

CDSC Waivers on Class A and Class C Shares available at Edward Jones

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	Shares sold upon the death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan (limited to up to 10% per year of the account value)
•	Return of excess contributions from an Individual Retirement Account (IRA)
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones
•	Shares exchanged at Edward Jones’ discretion in an Edward Jones fee-based program. In such circumstances, Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable
•	Shares acquired through a right of reinstatement

Other Important Information Regarding Shareholder Transactions Through Edward Jones

1.1 Minimum Purchase Amounts

•	$250 initial purchase minimum
•	$50 subsequent purchase minimum

1.2 Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•	A fee-based account held on an Edward Jones platform
•	A 529 account held on an Edward Jones platform
•	An account with an active systematic investment plan or letter of intent (LOI)

1.3 Changing Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares

Janney Montgomery Scott LLC (Janney)

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Shares purchased in connection with a return of excess contributions from an IRA account
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney
•	Shares acquired through a right of reinstatement
•	Shares exchanged into the same share class of a different fund

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.